SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

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    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               Alpha Select Funds
                       (formerly TIP Institutional Funds)
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      same
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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


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


June 11, 1999


Dear Shareholder,

We have previously mailed to you proxy materials relating to the Turner Short Duration Government Bond Funds - One Year Portfolio moving to the TIP Funds. According to our latest records, we have not received your proxy card for this important transaction. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

For reasons set forth in the Proxy Statement your Board of Directors unanimously recommends that you vote "FOR" approval of both proposals on the meeting agenda.

If you have any questions or comments please call 1-800-224-6312. Thank you for you cooperation and continued support.


Sincerely,


/s/ Stephen J. Kneeley
----------------------
Stephen J. Kneeley
President
TIP Funds


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                               ALPHA SELECT FUNDS
                       (formerly, TIP Institutional Funds)

           Turner Short Duration Government Fund - One Year Portfolio
                       Special Meeting of the Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, MAY 24, 1999

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley and Lynda J. Striegel as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Short Duration Government Fund - One Year Portfolio of Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust") to be held in the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Monday, May 24, 1999, at 3:00 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Alpha Select Turner Short Duration Government Fund - One Year Portfolio, and TIP Funds Turner Short Duration Government Funds - One Year Portfolio, and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL:

PROPOSAL: Approval of an Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Turner Short Duration Government Funds - One Year Portfolio, and TIP Funds, on behalf of the Turner Short Duration Government Funds - One Year Portfolio

                ____For             ____Against            ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1999
      -----------------                     --------------------------------
                                            Signature of Shareholder


                                            --------------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.